UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 1, 2012

ALLEZOE MEDICAL HOLDINGS, INC.

(a Delaware Corporation)

001-33090	98-0413066
(Commission File Number)	(IRS Employer Identification Number)

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431
(Registrant’s address, including zip code)

(321) 452-9091
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)(1)

By letter dated May 1, 2012, Hyman White resigned as a director of Registrant, effective immediately. A copy of Mr. White’s letter of resignation is attached as Exhibit 17 to this Current Report.   In connection with Mr. White’s resignation:

(i)

The date of Mr. White’s resignation was May 1, 2012;

(ii)

At the time of his resignation, Mr. White was a member of the Governance and Nominating Committee of the Board of Directors. Mr. White also had previously served as Secretary of Registrant but was replaced as Secretary by action of Registrant’s Board of Directors on March 14, 2012, as previously announced in a Current Report on Form 8-K filed with the SEC on March 15, 2012, because the Audit Committee of the Board of Directors had commenced an investigation of certain conduct of Mr. White, as described in that Current Report.

(iii)

Mr. White expressed no reasons for his resignation and did not express any disagreement with Registrant on any matter relating to Registrant’s operations, policies or practices as part of his resignation. As previously reported on the Current Report on Form 8-K filed with the SEC on March 8, 2012 by Registrant, the Audit Committee of the Board of Directors commenced an internal investigation of possible misconduct engaged in by Mr. White, as described in detail in that Current Report, which is incorporated by reference in this Current Report.  The Audit Committee has not completed its investigation and has not made any determination whether Mr. White engaged in any action which is improper or contrary to Registrant’s governing documents or applicable law.  The Audit Committee is now evaluating, with the assistance of corporate counsel, whether it should continue its internal investigation in light of Mr. White’s resignation, or whether Mr. White’s resignation has made the investigation moot.

(a)(2)

A copy of Mr. White’s letter of resignation is attached to this Current Report as Exhibit

17.

(a)(3)

A copy of this Current Report is being furnished to Mr. White simultaneously with the filing of the Report with the SEC, and Mr. White is being advised that he has the opportunity to provide Registrant as promptly as possible with a letter addressed to the Registrant stating whether he agrees with the statements made by Registrant in this Current Report, and, if not, stating the respects in which he does not agree.  In the event Mr. White furnishes Registrant with such a letter, Registrant will file the letter as an exhibit to an amendment to this Current Report within two business days of receipt of the letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allezoe Medical Holdings, Inc.

Date: May 10, 2012	By: /s/ Michael Gelmon
Name: Michael Gelmon Title: Chairman of the Board and CEO